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                                CREDIT AGREEMENT


                                     BETWEEN


                            MEDE AMERICA CORPORATION


                                       AND


                            BANK OF AMERICA ILLINOIS


                            DATED: DECEMBER 18, 1995





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                                TABLE OF CONTENTS


SECTION                                                                     PAGE



                                    ARTICLE I
                                   DEFINITIONS

1.01 Certain Defined Terms...................................................  1
1.02 Other Interpretive Provisions........................................... 10
1.03 Accounting Principles................................................... 11

                                   ARTICLE II
                                   THE CREDITS

2.01 The Revolving Credit.................................................... 11
2.02 Loan Accounts........................................................... 11
2.03 Procedure for Borrowing................................................. 11
2.04 Conversion and Continuation Elections................................... 11
2.05 Voluntary Termination or Reduction of Commitment........................ 12
2.06 Optional Prepayments.................................................... 13
2.07 Repayment............................................................... 13
2.08 Interest................................................................ 13
2.09 Fees.................................................................... 13
         (a)         Commitment Fees......................................... 13
         (b)         Other Fees.............................................. 14
2.10 Computation of Fees and Interest........................................ 14
2.11 Payments by the Company................................................. 14

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes................................................................... 15
3.02 Illegality.............................................................. 16
3.03 Increased Costs and Reduction of Return................................. 16
3.04 Funding Losses.......................................................... 16
3.05 Inability to Determine Rates............................................ 17
3.06 Survival................................................................ 17

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

4.01 Conditions of Initial Loans............................................. 17
         (a)         Credit Agreement........................................ 17
         (b)         Resolutions; Incumbency................................. 17
         (c)         Organization Documents; Good Standing................... 18
         (d)         Legal Opinions.......................................... 18
         (e)         Payment of Fees......................................... 18
         (f)         Guaranties.............................................. 18
         (g)         Certificate............................................. 18
         (h)         Existing Agreement...................................... 19
4.02 Conditions to All Borrowings............................................ 19

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SECTION                                                                     PAGE

         (a)         Notice of Borrowing..................................... 19
         (b)         Continuation of Representations and Warranties.......... 19
         (c)         No Existing Default..................................... 19

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

5.01 Corporate Existence and Power........................................... 19
5.02 Corporate Authorization; No Contravention............................... 20
5.03 Governmental Authorization.............................................. 20
5.04 Binding Effect.......................................................... 20
5.05 Litigation.............................................................. 20
5.06 No Default.............................................................. 20
5.07 ERISA Compliance........................................................ 20
5.08 Use of Proceeds; Margin Regulations..................................... 21
5.09 Title to Properties..................................................... 21
5.10 Taxes................................................................... 21
5.11 Financial Condition..................................................... 21
5.12 Regulated Entities...................................................... 22
5.13 Copyrights, Patents, Trademarks and Licenses, etc....................... 22
5.14 Subsidiaries............................................................ 22
5.15 Solvency................................................................ 22
5.16 Full Disclosure......................................................... 22

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

6.01 Financial Statements.................................................... 23
6.02 Certificates; Other Information......................................... 23
6.03 Notices................................................................. 24
6.04 Preservation of Corporate Existence, Etc................................ 25
6.05 Maintenance of Property................................................. 25
6.06 Insurance............................................................... 25
6.07 Payment of Obligations.................................................. 25
6.08 Compliance with Laws.................................................... 26
6.09 Compliance with ERISA................................................... 26
6.10 Inspection of Property and Books and Records............................ 26
6.11 Environmental Laws...................................................... 26
6.12 Use of Proceeds......................................................... 26
6.13 Further Assurances...................................................... 26

                                   ARTICLE VII
                               NEGATIVE COVENANTS

7.01 Limitation on Liens..................................................... 27
7.02 Disposition of Assets................................................... 28
7.03 Consolidations and Mergers.............................................. 28
7.04 Loans and Investments................................................... 28


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SECTION                                                                     PAGE

7.05 Limitation on Indebtedness.............................................. 29
7.06 Transactions with Affiliates............................................ 29
7.07 Use of Proceeds......................................................... 29
7.08 Contingent Obligations.................................................. 29
7.09 Joint Ventures.......................................................... 29
7.10 Lease Obligations....................................................... 30
7.11 Restricted Payments..................................................... 30
7.12 ERISA................................................................... 30
7.13 Change in Business...................................................... 30
7.14 Accounting Changes...................................................... 30
7.15 Maximum Leverage Ratio.................................................. 30
7.16 Minimum Interest Coverage Ratio......................................... 30

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

8.01 Event of Default........................................................ 31
         (a)         Non-Payment............................................. 31
         (b)         Representation or Warranty.............................. 31
         (c)         Specific Defaults....................................... 31
         (d)         Other Defaults.......................................... 31
         (e)         Cross-Default........................................... 31
         (f)         Insolvency; Voluntary Proceedings....................... 31
         (g)         Involuntary Proceedings................................. 32
         (h)         ERISA................................................... 32
         (i)         Monetary Judgments...................................... 32
         (j)         Non-Monetary Judgments.................................. 32
         (k)         Change of Control....................................... 32
         (l)         Loss of Licenses........................................ 32
         (m)         Guarantor Defaults...................................... 33
8.02 Remedies................................................................ 33
8.03 Rights Not Exclusive.................................................... 33

                                   ARTICLE IX
                                  MISCELLANEOUS

9.01  Amendments and Waivers................................................ 33
9.02  Notices............................................................... 33
9.03  No Waiver; Cumulative Remedies........................................ 34
9.04  Costs and Expenses.................................................... 34
9.05  Company Indemnification............................................... 35
9.06  Marshalling; Payments Set Aside....................................... 35
9.07  Successors and Assigns................................................ 36
9.08  Assignments, Participations, etc...................................... 36
9.09  Confidentiality....................................................... 37
9.10  Set-off............................................................... 37
9.11  Counterparts.......................................................... 37


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SECTION                                                                     PAGE

9.12  Severability.......................................................... 37
9.13  No Third Parties Benefited............................................ 37
9.14  Governing Law and Jurisdiction........................................ 38
9.15  Waiver of Jury Trial.................................................. 38
9.16  Entire Agreement...................................................... 38




                                       iv

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SCHEDULES

         Schedule 5.05     Litigation
         Schedule 5.07     ERISA
         Schedule 5.13     Intellectual Property Matters
         Schedule 5.17     Subsidiaries and Minority Interests
         Schedule 7.01     Permitted Liens
         Schedule 7.05     Certain Indebtedness
         Schedule 7.08     Contingent Obligations
         Schedule 9.02     Lending Office; Addresses for Notices

EXHIBITS

         Exhibit A         Form of Compliance Certificate
         Exhibit B         Form of Notice of Borrowing
         Exhibit C         Form of Notice of Conversion/Continuation
         Exhibit D-1       Form of Legal Opinion of Company's Counsel
         Exhibit D-2       Form of Legal Opinion of Guarantor's Counsel
         Exhibit E         Form of Guaranty



                                       v

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                                CREDIT AGREEMENT

     This CREDIT AGREEMENT is entered into as of December 18, 1995 between MEDE AMERICA CORPORATION (the "Company") and Bank of America Illinois (the "Bank").

     WHEREAS, the Bank has agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Certain Defined Terms. The following terms have the following meanings:

          "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

          "Agreement" means this Credit Agreement.

          "Applicable Margin" means

               (i)  with respect to Base Rate Loans, .25%;

               (ii) with respect to Offshore Rate Loans, 1.25%.

          "Assignee" has the meaning specified in subsection 9.08(a).

          "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          "Bank" means Bank of America Illinois. Unless the context otherwise clearly requires, references to the Bank shall also include any of the Bank's "Affiliates" that may at any time of determination be a party to a Swap Contract with the Company.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

          "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by the Bank in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by the Bank based upon various factors including the Bank's



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     costs and desired return,  general  economic  conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan that bears interest based on the Base Rate.

          "Borrowing Date" means any date on which a Loan is disbursed.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco, California are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Change of Control" means the Guarantors shall cease to own 75% of the shares of the Company.

          "Closing Date" means the date on which all conditions precedent set forth in Section 4.01 are satisfied or waived by the Bank (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

          "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit A.

          "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such

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     materials,  supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; and (d) in respect of Swap Contracts. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section 2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollars", "dollars" and "$" each mean lawful money of the United States.

          "EBITDA" means net income (or loss) plus consolidated interest, income taxes, depreciation, amortization and other non-cash charges.

          "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section

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     4001(a)(2) of ERISA) or a cessation of operations  which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
     Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          "Event of Default" means any of the events or circumstances specified in Section 8.01.

          "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

          "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Bank of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Bank.

          "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

          "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 3.01.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guarantor" means each of WCAS V,WCAS VI, WB Capital Partners and WB Leveraged Capital.

          "Guarantor's  Support  Percentage" shall mean, as of the Closing Date,
     (i) with respect to WCAS V, 40%, (ii) with respect to WCAS VI, 40%, (iii) with respect to WB Leveraged Capital, 6.7%, and (iv) with respect to WB Capital Partners, 13.3%.

          "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

          "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through
     (g) above.

          "Indemnified Liabilities" has the meaning specified in Section 9.05.

          "Indemnified Person" has the meaning specified in Section 9.05.

          "Independent Auditor" has the meaning specified in subsection 6.01(a).

          "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last

     Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

          "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

          "Investments" has the meaning specified in Section 7.04.

          "Lending Office" means the office or offices of the Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on the signature pages of this Agreement, or such other office or offices as the Bank may from time to time notify the Company.

          "Leverage Ratio" means, at any date, the ratio of (i) Indebtedness outstanding on such date to (ii) EBITDA for the preceding six month period multiplied by a factor of two.

          "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an  extension of credit by the Bank to the Company  under
     Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

          "Loan Documents" means this Agreement, any Notes, fee letters, and all other documents delivered to the Bank in connection with the transactions contemplated by this Agreement.

          "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document.

          "Minimum  Interest  Coverage  Ratio"  means the ratio of (i) EBITDA to
     (ii) cash interest expense, each for the preceding six month period.

          "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Notice of Borrowing" means a notice in substantially the form of Exhibit B.

          "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit C.

          "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to the Bank or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period, with respect to an Offshore Rate Loan, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Bank as follows:

                Offshore Rate =                   IBOR
                                  ------------------------------------
                                  1.00 - Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to the
     Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          "IBOR" means the rate of interest per annum determined by the Bank as the rate at which dollar deposits in the approximate amount of the Bank's Offshore Rate Loan for such Interest Period would be offered by the Bank's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by the Bank), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

               The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

          "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Participant" has the meaning specified in subsection 9.08(b).

          "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation,   or  any
     Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Liens" has the meaning specified in Section 7.01.

          "Person"  means  an  individual,  partnership,   corporation,  limited
     liability   company,   business   trust,   joint  stock   company,   trust,
     unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Revolving Commitment" means $10,000,000.

          "Revolving Termination Date" means the earlier to occur of:

               (a) May 15, 1997; and

               (b) the date on which the Revolving Commitment terminates in accordance with the provisions of this Agreement.

          "SEC"  means  the   Securities   and  Exchange   Commission,   or  any
     Governmental Authority succeeding to any of its principal functions.

          "Solvent" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of
     Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the New York Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Documents" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Bank, taxes imposed on or measured by the Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which the Bank is organized or maintains a lending office.

          "Type" has the meaning specified in the definition of "Loan."

          "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.

          "WB Capital Partners" means William Blair Capital Partners V, L.P., a Delaware limited partnership.

          "WB Leveraged Capital" means William Blair Leveraged Capital Fund, Limited Partnership, a Delaware limited partnership.

          "WCAS V" means Welsh, Carson, Anderson & Stowe V, L.P., a Delaware limited partnership.

          "WCAS VI" means Welsh, Carson, Anderson & Stowe VI, L.P., a Delaware limited partnership.

          "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.02 Other Interpretive Provisions.

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (d) The term "including" is not limiting and means "including without limitation."

          (e) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

     1.03 Accounting Principles. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                                   ARTICLE II
                                   THE CREDITS

     2.01 The Revolving Credit. The Bank agrees, on the terms and conditions set forth herein, to make Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the Revolving Commitment. Within the limits of the Revolving Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section, prepay under
Section 2.06 and reborrow under this Section.

     2.02 Loan Accounts. The Loans made by the Bank shall be evidenced by one or more loan accounts or records maintained by the Bank in the ordinary course of business. The loan accounts or records maintained by the Bank shall be conclusive absent manifest error of the amount of the Loans made by the Bank to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

     2.03 Procedure for Borrowing. Each Loan shall be made upon the Company's irrevocable written notice delivered to the Bank in the form of a Notice of Borrowing (which notice must be received by the Bank prior to 12:00 noon (New York time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (a) The amount of the Loan, which shall be in a minimum amount of $1,000,000 or any multiple of $250,000 in excess thereof;

          (b) The requested Borrowing Date, which shall be a Business Day;

          (c) Whether the Loan is to be an Offshore Rate Loan, or a Base Rate Loan;

          (d) The duration of the Interest Period applicable to the Loan included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for an Offshore Rate Loan, such Interest Period shall be three months.

     2.04 Conversion and Continuation Elections.

          (a) The Company may, upon irrevocable written notice to the Bank in accordance with subsection 2.04(b):

               (1) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than 1,000,000, or that is in an integral multiple of $250,000 in excess thereof) into Loans of any other Type; or

               (2) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $250,000 in excess thereof);

     provided, that if at any time the amount of an Offshore Rate Loan is reduced, by payment, prepayment, or conversion of part thereof to be less than $250,000], such Offshore Rate Loan shall automatically convert into a Base Rate Loan, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into Offshore Rate Loans, shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Bank not later than 12:00 noon (New York time) at least
     (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and
     (ii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

               (1) The proposed Conversion/Continuation Date;

               (2) The aggregate amount of Loans to be converted or continued;

               (3) The Type of Loans resulting from the proposed conversion or continuation; and

               (4) Other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) Unless the Bank otherwise consents, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

     2.05 Voluntary Termination or Reduction of Commitment. The Company may, upon not less than one Business Day's prior notice to the Bank, terminate the Revolving Commitment, or permanently reduce the Revolving Commitment by a minimum amount of $1,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the Revolving Commitment then in effect. Once reduced in accordance with this Section, the Revolving Commitment may not be increased. All accrued commitment fees to, but not including the effective date of any reduction or termination of the Revolving Commitment, shall be paid on the effective date of such reduction or termination.

     2.06 Optional Prepayments. Subject to Section 3.04, the Company may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to the Bank, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $250,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 3.04.

     2.07 Repayment. The Company shall repay to the Bank in full on the Revolving Termination Date the aggregate principal amount of Loans outstanding on such date.

     2.08 Interest.

          (a) Each Loan shall bear interest on the outstanding principal amount thereof from its Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus the Applicable Margin.

          (b) Accrued but unpaid interest on each Loan shall be paid in arrears on each Interest Payment Date.Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, accrued but unpaid interest shall be paid on demand of the Bank.

          (c) Notwithstanding subsection (a) of this Section, while any Event of Default set forth in paragraph (a), (f) or (g) of Section 8.01exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

     2.09 Fees.

          (a) Commitment Fees. The Company shall pay to the Bank a commitment fee on the average daily unused portion of the Bank's Revolving Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Bank, equal to 3/8 of 1% per annum. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on December 31, 1995 through the Revolving Termination Date, with the final payment to be made on the Revolving
     Termination  Date;  provided  that,  in  connection  with any  reduction or termination of Revolving Commitment under Section 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

          (b) Other Fees. The Company shall pay a facility fee of $25,000, on the Closing Date. In addition, the Company shall pay an additional fee of $10,000, payable on the date of any voluntary termination of the Revolving Commitment by the Company prior to December 18, 1996.

     2.10 Computation of Fees and Interest.

          (a) All computations of interest for Base Rate Loans when the Base Rate is determined by the Bank's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Bank shall be conclusive and binding on the Company in the absence of manifest error.

     2.11 Payments by the Company.

          (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Bank at the place indicated as the place of payment in the signature pages of this Agreement or such other address as the Bank may specify in writing to the Company from time to time, and shall be made in dollars and in immediately available funds, no later than 12:00 noon (New York time) on the date specified herein. Any payment received by the Bank later than 12:00 noon (New York time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01 Taxes.

          (a) Any and all payments by the Company to the Bank under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

          (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes, or Further Taxes from or in respect of any sum payable hereunder to the Bank, then:

               (1) The sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), the Bank receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (2) The Company shall make such deductions and withholdings;

               (3) The Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (4) The Company shall also pay to the Bank at the time interest is paid, Further Taxes in the amount that the Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes, or Further Taxes had not been imposed.

          (c) The Company agrees to indemnify and hold harmless the Bank for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes, or Further Taxes had not been imposed and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes, or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank makes written demand therefor.

          (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes, or Further Taxes, the Company shall furnish the Bank the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Bank.

          (e) If the Company is required to pay any amount to the Bank pursuant to subsections (b) or (c) of this Section, then the Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of the Bank is not otherwise disadvantageous to the Bank.

     3.02 Illegality.

          (a) If the Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company, any obligation of the Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Company that the circumstances giving rise to such determination no longer exist.

          (b) If the Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from the Bank, prepay in full such Offshore Rate Loans of the Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the Bank, in the amount of such repayment, a Base Rate Loan.

     3.03 Increased Costs and Reduction of Return.

          (a) If the Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand, pay to the Bank, additional amounts as are sufficient to compensate the Bank for such increased costs.

          (b) If the Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
     (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy and the Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Revolving Commitment, Loans, credits or Obligations under this Agreement, then, upon demand of the Bank to the Company, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

     3.04 Funding Losses. The Company shall reimburse the Bank and hold the Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

          (a) The failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

          (b) The failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) The failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06;

          (d) The prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e) The automatic conversion under Section 2.04 of any Offshore Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

     3.05 Inability to Determine Rates. If the Bank determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.08(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Bank of funding such Loan, the Bank will promptly so notify the Company. Thereafter, the obligation of the Bank to make or maintain Offshore Rate Loans hereunder shall be suspended until the Bank revokes such notice in writing. Upon receipt of such notice, the Company may, without penalty or charge, revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Bank shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

     3.06  Survival.  The  agreements  and  obligations  of the  Company in this
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 Conditions of Initial Loans. The obligation of the Bank to make its initial Loan hereunder is subject to the condition that the Bank shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Bank:

          (a) Credit Agreement. This Agreement executed by each party hereto;

          (b) Resolutions; Incumbency.

               (1) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

               (2) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

          (c) Organization Documents; Good Standing. Each of the following documents:

               (1) The articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

               (2) A good standing and tax good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

          (d) Legal Opinions.

               (1) An opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel to the Company and addressed to the Bank, substantially in the form of Exhibit D-1;

               (2) An opinion of each of Reboul, MacMurray, Hewitt, Maynard & Kristol and Kirkland & Ellis, counsel to the Guarantors and addressed to the Bank, substantially in the form of Exhibit D-2.

          (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Bank to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Bank's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Bank) including any such costs, fees and expenses arising under or referenced in Sections 2.09 and 9.04;

          (f) Guaranties. The Guaranties executed by each of the Guarantors in substantially the form of Exhibit E, together with resolutions and incumbency certificates substantially similar to those delivered in connection with 4.01(b) above.

          (g) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

               (1) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

               (2) no Default or Event of Default exists or would result from the disbursement of the initial Loan; and

               (3) there has occurred since September 30, 1995, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

          (h) Existing Agreement. Evidence that the loan agreement with Society National Bank is being terminated simultaneously with the effectiveness of this Agreement and all commitments thereunder are being cancelled and all obligations thereunder are being fully repaid with the proceeds of the Loans made on the Closing Date and all liens in favor of Society National Bank have been released simultaneously herewith.

     4.02 Conditions to All Borrowings. The obligation of the Bank to make any Loan to be made by it (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date;

          (a) Notice of Borrowing. The Bank shall have received a Notice of Borrowing;

          (b) Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date;

          (c) No Existing Default. No Default or Event of Default shall exist or shall result from the making of such Loan; and

Each Notice of Borrowing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, that the conditions in this Section 4.02 are satisfied.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Bank that:

     5.01  Corporate   Existence  and  Power.   The  Company  and  each  of  its
Subsidiaries:

          (a) Is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) Has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party;

          (c) Is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

          (d) Is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and each other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a)  Contravene  the  terms  of  any  of  the  Company's  Organization
     Documents;

          (b) Conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

          (c) Violate any Requirement of Law.

     5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement or any other Loan Document to which it is a party.

     5.04 Binding Effect. This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.05 Litigation. Except as specifically disclosed in Schedule 5.05, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

          (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

          (b) if there is a reasonable possibility of an adverse decision to the Company or its Subsidiaries, which would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.06 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

     5.07 ERISA Compliance. Except as specifically disclosed in Schedule 5.07:

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under

     Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     5.08 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.12 and
Section 7.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     5.09 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     5.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

     5.11 Financial Condition.

          (a) The unaudited consolidated financial statements of the Company and its Subsidiaries dated September 30, 1995, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date:

               (1) Were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

               (2) Fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (3) Show all material indebtedness and other liabilities,  direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

          (b) Since  September  30,  1995,  there has been no  Material  Adverse
     Effect.

     5.12 Regulated Entities. None of the Company, any Person controlling the Company, any Guarantor or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.13 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person except where the failure to own or otherwise have the right to use such property could not reasonably be expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.13, to the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.13, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     5.14 Subsidiaries. The Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.14 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.14.

     5.15 Solvency. The Company and its Subsidiaries are Solvent.

     5.16 Full Disclosure. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Bank prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

     So long as the Bank shall have any Revolving Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Bank waives compliance in writing:

     6.01 Financial Statements. The Company shall deliver to the Bank, in form and detail satisfactory to the Bank:

          (a) (No later than January 31, 1996, for the fiscal year ended June 30, 1995), thereafter, as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Deloitte & Touche or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the
     Independent Auditor of any material portion of the Company's or any Subsidiary's records;

          (b) As soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended December 31, 1995, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

     6.02  Certificates;  Other  Information.  The Company  shall furnish to the
Bank:

          (a) Concurrently with the delivery of the financial statements referred to in subsection 6.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b)  Concurrently  with  the  delivery  of  the  financial  statements referred  to in  subsections  6.01(a)  and (b),  a  Compliance  Certificate executed by a Responsible Officer together with written management discussions and analysis of the operating results and financial condition of the Company;

          (c) Promptly, copies of all financial statements and reports that the Company sends to its shareholders generally, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

          (d) Promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Bank, may from time to time reasonably request.

     6.03 Notices. The Company shall promptly notify the Bank:

          (a) Of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

          (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation by the Company or any of its Subsidiaries which could result in a Material Adverse Effect; and (ii) any material dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority;

          (c) Of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary (i) in which the amount of damages claimed is $3,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

          (d) Of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

          (e) Of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Bank a copy of any notice with respect to such event which is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

               (1) An ERISA Event;

               (2) a material increase in the Unfunded Pension Liability of any Pension Plan;

               (3) The adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

               (4) The adoption of any amendment to a Pension Plan or other Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

          (f) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries.

          Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     6.04 Preservation of Corporate Existence, Etc. The Company shall, and shall, except as otherwise permitted under Section 7.03, cause each Subsidiary to:

          (a) Preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

          (b) Preserve  and  maintain in full force and effect all  governmental
     rights,  privileges,  qualifications,   permits,  licenses  and  franchises
     necessary or desirable in the normal conduct of its business;

          (c) Use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) Preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     6.05 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

     6.06 Insurance. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance.

     6.07 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) All tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

          (b) All lawful claims which, if unpaid, would by law become a Lien upon its property; and

          (c) All indebtedness,  as and when due and payable, but subject to any
     subordination   provisions   contained  in  any   instrument  or  agreement
     evidencing such Indebtedness.

     6.08 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     6.09 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

     6.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Bank and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

     6.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws. Upon the written request of the Bank, the Company shall submit and cause each of its Subsidiaries to submit, to the Bank, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue that could, individually or in the aggregate, result in liability in excess of $3,000,000.

     6.12 Use of Proceeds. The Company shall use the proceeds of the Loans to refinance certain existing Indebtedness, including repayment of promissory notes in favor of WCAS V and WCAS VI, repayment of the Company's obligations to Society National Bank, for working capital, acquisitions and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

     6.13 Further Assurances. The Company shall ensure that all written information, exhibits and reports furnished by the Company or any Subsidiary to the Bank do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Bank and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

     So long as the Bank shall have any Revolving Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Bank waives compliance in writing:

     7.01 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

          (a) Any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 7.01 securing Indebtedness outstanding on such date;

          (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07, provided that no notice of lien has been filed or recorded under the Code;

          (c) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (e) Liens on the  property of the Company or its  Subsidiary  securing
     (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (f) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $3,000,000;

          (g)   Easements,   rights-of-way,   restrictions   and  other  similar
     encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries.

          (h) additional Liens not otherwise permitted hereunder which secure Indebtedness permitted under Section 7.05 not exceeding $2,500,000 in aggregate amount at any time outstanding.

     7.02 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) Dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) The sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

          (c) The sale of other disposition of assets not otherwise permitted hereunder, provided that the value of all assets so sold or disposed of does not exceed in the aggregate $2,500,000 during the term of the Revolving Loan Commitment.

     7.03 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) Any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

          (b) Any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary.

     7.04 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:

          (a) Investments held by the Company or Subsidiary in the form of cash equivalents [or short term marketable securities];

          (b) Extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business; or

          (c) Extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries or to the Company; or

          (d) Acquisitions in an amount not exceeding $2,500,000 for any individual acquisition or $7,500,000 in the aggregate for all acquisitions, provided that, the Company shall provide a compliance certificate executed by a Responsible Officer, showing pro forma compliance with the covenants herein after giving effect to each such acquisition.

     7.05 Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement;

          (b)  Indebtedness   consisting  of  Contingent  Obligations  permitted
     pursuant to Section 7.08;

          (c)  Indebtedness  existing  on the  Closing  Date  and set  forth  in
     Schedule 7.05;

          (d) Indebtedness incurred in connection with leases permitted pursuant to Section 7.10; and

          (e) other Indebtedness not otherwise permitted hereunder in an amount not to exceed $2,000,000 at any time.

     7.06 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

     7.07 Use of Proceeds. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly,
(i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

     7.08 Contingent Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) Endorsements for collection or deposit in the ordinary course of business;

          (b) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 7.08; and

          (c) Contingent Obligations of any Person, including any Wholly-Owned Subsidiary, provided that the value of such Contingent Obligations shall not exceed $2,000,000.

     7.09 Joint Ventures. The Company shall not, and shall not suffer or permit any Subsidiary to enter into any joint venture, other than in the ordinary course of business.

     7.10 Lease Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

          (a) Leases of the Company and of Subsidiaries in existence on the Closing Date;

          (b) Operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business with aggregate annual rental payments not to exceed $2,500,000;

          (c) Capital leases other than those permitted under clauses (a) of this Section, entered into by the Company or any Subsidiary after the Closing Date to finance the acquisition of equipment; provided that the aggregate annual rental payments for all such capital leases shall not exceed in any fiscal year $2,500,000.

     7.11 Restricted Payments. The Company shall not, and shall not suffer or permit any Subsidiary to, (a) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that (i) the Company may declare and make dividend payments or other distributions payable solely in its common stock and (ii) any Wholly-Owned Subsidiary may make any dividend payment to the Company, provided, that such Wholly-Owned Subsidiary would be Solvent after giving effect to such dividend payment; and (b) purchase, redeem or otherwise prepay any existing Indebtedness other than the Indebtedness hereunder.

     7.12 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $3,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     7.13 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

     7.14 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

     7.15 Maximum Leverage Ratio. The Leverage Ratio at the end of each quarterly period shall not exceed the ratio set forth below for the periods set forth below:

                  Quarter Ending                     Maximum Ratio
                  --------------                     -------------

                  December 31, 1995                          (9.0)
                  March 31, 1996                              5.65
                  June 30, 1996                               2.30
                  September 30, 1996
                           and thereafter                     2.00

     For purposes of calculating the Leverage Ratio hereunder, (i) EBITDA shall include EBITDA of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA for the applicable period of any business acquired by the Company; and (ii) Indebtedness shall include Indebtedness of the Company and its Subsidiaries.

     7.16 Minimum Interest Coverage Ratio. The Minimum Interest Coverage Ratio for each fiscal quarter shall not be less than the ratio set forth below at the end of each fiscal quarter for the periods set forth below:

                  Quarter Ending                     Maximum Ratio
                  --------------                     -------------

                  December 31, 1995                          (3.75)
                  March 31, 1996                              2.35
                  June 30, 1996                               4.90
                  September 30, 1996
                           and thereafter                     6.00

     For purposes of calculating the Minimum Interest Coverage Ratio hereunder, EBITDA and cash interest expense shall include, respectively, EBITDA and cash interest expense of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA and incremental projected cash interest expense, if any, with respect to the acquisition of any business acquired by the Company during the two fiscal quarters prior to the date of calculation of the Minimum Interest Coverage Ratio.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     8.01 Event of Default. Any of the following shall constitute an "Event of Default":

          (a) Non-Payment. The Company fails to make, (i) when and as required to be made herein, payments of any amount of principal of any Loan, or (ii) within 3 days after the same becomes due, payment of any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b) Representation or Warranty. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.03 or in Article VII (other than Sections 7.01, 7.04 and 7.06 thereof); or

          (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Bank; or

          (e) Cross-Default. The Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation, having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded.

          (f) Insolvency;  Voluntary Proceedings.  The Company or any Subsidiary
     (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise;
     (ii)  voluntarily  ceases to conduct its business in the  ordinary  course;
     (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Subsidiary
     acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $3,000,000; or (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $3,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $3,000,000; or

          (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $3,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

          (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (k) Change of Control. There occurs any Change of Control; or

          (l) Loss of Licenses. Any other Governmental Authority revokes or fails to renew any material license, permit or franchise of the Company or any Subsidiary, or the Company or any Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise, in each case where such event could reasonably be expected to have a Material Adverse Effect; or

          (m) Guarantor Defaults. Any Guarantor fails in any material respect to perform or observe any term, covenant or agreement in its Guaranty or any Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at subsections (f) or (g) of this Section occurs with respect to any Guarantor.

     8.02 Remedies. If any Event of Default occurs, the Bank may:

          (a) Declare its commitment to make Loans to be terminated, whereupon such commitment shall be terminated;

          (b) Declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

          (c) Exercise on behalf of itself all rights and remedies available to it under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 8.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of the Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Bank.

     8.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan

Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Bank and the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9.02 Notices.

          (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 9.02, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 9.02; or, as directed to the Company or the Bank, to such other address as shall be designated by such party in a written notice to the other party, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the other party.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II to the Bank shall not be effective until actually received by the Bank.

          (c) Any agreement of the Bank herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Bank shall not have any liability to the Company or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in the telephonic or facsimile notice.

     9.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     9.04 Costs and Expenses. The Company shall:

          (a) Whether or not the transactions contemplated hereby are consummated, pay or reimburse the Bank within five Business Days after demand (subject to subsection 4.01(e)) for all costs and expenses incurred by the Bank in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Bank with respect thereto; and

          (b) Pay or reimburse the Bank within five Business Days after demand (subject to subsection 4.01(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

          (c) Pay or reimburse the Bank within five Business Days after demand (subject to subsection 4.01(e)) for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Bank in connection with the matters referred to under subsections (a) and (b) of this Section.

     9.05 Company Indemnification.

          (a) Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Bank, each of its Affiliates, and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

          (b) The Company shall indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs and the allocated cost of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding. No action taken by legal counsel chosen by the Bank in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or any way impair the Company's obligation and duty hereunder to indemnify and hold harmless the Bank.

          (c) The obligations in this Section shall survive payment of all other Obligations. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Company. All amounts owing under this Section shall be paid within 30 days after demand.

     9.06 Marshalling; Payments Set Aside. The Bank shall be under no obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment to the Bank, or the Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.

     9.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

     9.08 Assignments, Participations, etc.

          (a) The Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default which consent of the Company shall not be unreasonably withheld, at any time assign and delegate to one or more Persons (provided that no written consent of the Company shall be required in connection with any assignment and delegation by the Bank to a Person that is an Affiliate of the Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Revolving Commitment and the other rights and obligations of the Bank hereunder.

          (b) The Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Revolving Commitment of the Bank and the other interests of the Bank hereunder and under the other Loan Documents; provided, however, that (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Company shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement and the other Loan Documents. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 3.01, 3.03 and 9.05 as though it were also the Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as the Bank under this Agreement.

          (c) Each Participant that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes, shall, (i) prior to becoming a Participant, provide to the Company two original signed copies of United States Internal Revenue Service Form 4224 or Form 1001 certifying to such Participant's entitlement to a complete exemption from United States withholding tax with respect to any sums payable to such Participant under this Agreement or any other Loan Document, and (ii) prior to the date any such form expires or becomes obsolete, provide to the Company reasonably sufficient documentation demonstrating that such Participant remains entitled to such complete exemption from United States withholding tax. Notwithstanding the provisions of Section 3.01 herein, neither the Company nor any Subsidiary shall be required to pay any additional amounts in respect of this Agreement or any other Loan Document to the extent that the obligation to pay such amounts results from the failure of any Participant to comply with this paragraph (c).

     9.09 Confidentiality. The Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or
(ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that the Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of the Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Bank or its respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Bank hereunder; (H) as to the Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with the Bank or such Affiliate; and (I) to its Affiliates.

     9.10 Set-off. In addition to any rights and remedies of the Bank provided by law, if an Event of

Default exists or the Loans have been accelerated, the Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Bank to or for the credit or the account of the Company against any and all Obligations owing to the Bank, now or hereafter existing, irrespective of whether or not the Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured.

     9.11 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     9.12 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     9.13 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Bank, the Bank's Affiliates, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     9.14 Governing Law and Jurisdiction.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY AND THE BANK EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     9.15 Waiver of Jury Trial. THE COMPANY AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED

UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF THE BANK, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND THE BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     9.16 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company and the Bank and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York by their proper and duly authorized officers as of the day and year first above written.

                                                  MEDE AMERICA CORPORATION

                                                  By: /s/ Elias M. Nemnom
                                                  Title: Chief Financial Officer

                                                  BANK OF AMERICA ILLINOIS

                                                  By: /s/ Linda A. Carper
                                                  Title: Managing Director

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of January 10, 1997 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA ILLINOIS (the "Bank").

                                    RECITALS

     The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1996 (the "Credit Agreement") pursuant to which the Bank extended a revolving credit facility and made revolving loans. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Company has requested that the Bank increase the amount of its commitment, extend the maturity date and modify certain covenants. _The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.   AMENDMENTS

     1.  Amendment of Section 1.01

         Section 1.01 is hereby amended by restating the following definitions in their entirety:

               "Revolving Commitment" means $13,500,000.

               "Revolving Termination Date" means the earlier to occur of (a) August 31, 1997; and (b)_the date on which the Revolving Commitment terminates in accordance with the provisions of this Agreement.

     2.  Amendment of Section 2.03(a)

         Section 2.03(a) is hereby amended and restated in its entirety as follows:

                  (a)the amount of the Loan,  which shall be in a minimum amount of $250,000 or any multiple of

            $50,000 in excess thereof;


     3.  Amendment of Section 2.04(a)

         Section 2.04(a) is hereby amended and restated in its entirety as follows:

                  (a) The Company may, upon  irrevocable  written  notice to the
            Bank in accordance with subsection 2.04(b):

                  (1) elect,  as of any  Business  Day, in the case of Base Rate
            Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $250,000, or that is in an integral multiple of $50,000 in excess thereof) into Loans of any other Type; or

                  (2) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $250,000, or that is in an integral multiple of $50,000 in excess thereof);

     provided, that if at any time the amount of an Offshore Rate Loan is reduced, by payment, prepayment, or conversion of part thereof to be less than $250,000, such Offshore Rate Loan shall automatically convert into a Base Rate Loan, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into Offshore Rate Loans, shall terminate.

     4.  Amendment of Section 2.06

         Section 2.06 is hereby amended and restated in its entirety as follows:

                  2.06 Optional Prepayments. Subject to Section 3.04, the Company may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to the Bank, ratably prepay Loans in whole or in part, in minimum amounts of $250,000 or any multiple of $50,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.04.

     5.  Amendment of Section 7.15

         Section 7.15 is hereby amended and restated in its entirety as follows:

                           Maximum Leverage Ratio. Beginning with the quarterly period ending December 31, 1996, the Leverage Ratio at the end of each quarterly period shall not exceed the ratio set forth below for the periods set forth below:

                           Quarter Ending                     Maximum Ratio
                           ------------------------------------------------

                           December 31, 1996                  20.00
                           March 31, 1997                     11.50
                           June 30, 1997                       5.75

                           For purposes of calculating the Leverage Ratio hereunder, (i) EBITDA shall include EBITDA of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA for the applicable period of any business acquired by the Company; and
                           (ii) Indebtedness shall include Indebtedness of the Company and its Subsidiaries. This covenant shall not apply to the quarterly periods ending June 30, 1996 and September 30, 1996.

     6.  Amendment of Section 7.16.

         Section 7.16 is hereby amended and restated in its entirety as follows:

                           Minimum Interest Coverage Ratio. Beginning with the quarterly period ending December 31, 1996, the Minimum Interest Coverage Ratio for each fiscal quarter shall not be less than the ratio set forth below at the end of each fiscal quarter for the periods set forth below:

                           Quarter Ending                     Minimum Ratio
                           ------------------------------------------------

                           December 31, 1996                   0.75
                           March 31, 1997                      1.50
                           June 30, 1997                       3.00

                           For purposes of calculating the Minimum Interest Coverage Ratio hereunder, EBITDA and cash interest expense shall include, respectively, EBITDA and cash interest expense of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA and incremental projected cash interest expense, if any, with respect to the acquisition of any business acquired by the Company during the two fiscal quarters prior to the date of calculation of the Minimum Interest Coverage Ratio. This covenant shall not apply to the quarterly periods ending June 30, 1996 and September 30, 1996.

B.       REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Bank that:

         1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

         2. Except as otherwise indicated on Schedule I attached hereto, the representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance by the Company of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT

         This Amendment will become effective as of January 10, 1997 provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

         1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended.

         2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

         3. Executed counterparts of this Amendment.

         4. An amendment fee of $15,000.

D.       MISCELLANEOUS

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3.       This   Amendment   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                                        MEDE AMERICA CORPORATION

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                                        BANK OF AMERICA ILLINOIS

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


CONSENTED AND ACKNOWLEDGED:


WELSH, CARSON, ANDERSON & STOWE
 V, L.P.

By:
WCAS V PARTNERS,L.P.
Its General Partner


By:
   -------------------------------
    General Partner


WELSH, CARSON, ANDERSON & STOWE
  VI, L.P.


By:
WCAS VI PARTNERS, L.P.
Its General Partner


By:
   -------------------------------
     General Partner

WILLIAM BLAIR LEVERAGED CAPITAL FUND
 LIMITED PARTNERSHIP

By:  WILLIAM BLAIR LEVERAGED CAPITAL
     MANAGEMENT, L.P.
By:  WILLIAM BLAIR & COMPANY,
     General Partner

By:
   -------------------------------

WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

By:  WILLIAM BLAIR CAPITAL PARTNERS, LLC,
     General Partner

By:
   -------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of April 4, 1997 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA ILLINOIS (the "Bank").

                                    RECITALS

     The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1996 as amended (the "Credit Agreement") pursuant to which the Bank extended a revolving credit facility and made revolving loans. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Company has requested that the Bank decrease the amount of its commitment and modify certain covenants. _The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.




     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.   AMENDMENTS

     1.   Amendment of Section 1.01

          Section 1.01 is hereby amended by restating the following definitions in their entirety:

                  "Revolving Commitment" means $5,000,000.

     2.   Amendment of Section 7.15

          Section 7.15 is hereby amended and restated in its entirety as follows:

                  Maximum Leverage Ratio. Beginning with the quarterly period ending March 31, 1997, the Leverage Ratio at the end of each quarterly period shall not exceed the ratio set forth below for the periods set forth below:

                         Quarter Ending                Maximum Ratio
                         --------------                -------------

                         March 31, 1997                    51.00
                         June 30, 1997                     13.00

                  For purposes of calculating the Leverage Ratio hereunder, (i) EBITDA shall include EBITDA of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA for the applicable period of any business acquired by the Company; and (ii) Indebtedness shall include Indebtedness of the Company and its Subsidiaries. This covenant shall not apply to the quarterly periods ending June 30, 1996, September 30, 1996 or December 31, 1996.

         3.       Amendment of Section 7.16.

                  Section 7.16 is hereby amended and restated in its entirety as follows:

                  Minimum Interest Coverage Ratio. Beginning with the quarterly period ending March 31, 1997, the Minimum Interest Coverage Ratio for each fiscal quarter shall not be less than the ratio set forth below at the end of each fiscal quarter for the periods set forth below:

                                    Quarter Ending                 Minimum Ratio

                                    March 31, 1997                        0.25
                                    June 30, 1997                         0.75

                  For purposes of calculating the Minimum Interest Coverage Ratio hereunder, EBITDA and cash interest expense shall include, respectively, EBITDA and cash interest expense of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA and incremental projected cash interest expense, if any, with respect to the acquisition of any business acquired by the Company during the two fiscal quarters prior to the date of calculation of the Minimum Interest Coverage Ratio. This covenant shall not apply to the quarterly periods ending June 30, 1996, September 30, 1996 or December 31, 1996.

B.       WAIVER

         The Company has requested that the Bank waive the restrictions of Sections 7.04(d) and 7.05(e) in order to permit its acquisition of Time Share Computers ("TCS"). The Bank hereby waives Sections 7.04(d) and 7.05(e) with respect to the TCS Acquisition.

C.       REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Bank that:

         1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

         2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance by the Company of the Credit Agreement as amended hereby.

D.       CONDITIONS PRECEDENT

         This Amendment will become effective as of April 4, 1997 (except with respect to the amendment to Section 1.01, which shall be effective as of March 14, 1997) provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

         1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended.

         2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

         3.       Executed counterparts of this Amendment.

E.       MISCELLANEOUS

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3.       This   Amendment   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                                  MEDE AMERICA CORPORATION

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                                  BANK OF AMERICA ILLINOIS

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------
CONSENTED AND ACKNOWLEDGED:

WELSH, CARSON, ANDERSON &
    STOWE V, L.P.
    By: WCAS V PARTNERS, L.P.
        Its General Partner

    By:
       ------------------------
       General Partner

WELSH, CARSON, ANDERSON &
    STOWE VI, L.P.

    By: WCAS VI PARTNERS, L.P.
        Its General Partner


    By:
       ------------------------
        General Partner

WILLIAM BLAIR LEVERAGED CAPITAL FUND
LIMITED PARTNERSHIP

         By: WILLIAM BLAIR LEVERAGED CAPITAL
             MANAGEMENT, L.P.

                By: WILLIAM BLAIR & COMPANY,
                    General Partner

                By:
                    -------------------------


WILLIAM BLAIR CAPITAL PARTNERS V, L.P.
     By: WILLIAM BLAIR CAPITAL PARTNERS,
         LLC, General Partner

     By:
        --------------------------

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Amendment, dated as of October __, 1997 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois) (the "Bank").

                                    RECITALS

         The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1995, as amended (the "Credit Agreement"), pursuant to which the Bank extended a revolving credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

         The Company has requested that the Bank extend the maturity date, increase the commitment and modify the financial covenants. In order to induce the Bank to agree to the foregoing, the Bank has requested, and the Company has agreed, to pay an Amendment fee. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENTS

         1. Amendment of Section 1.01. Section 1.01 is hereby amended by amending the definitions of:

             (a) "Revolving Commitment" by deleting the amount "$5,000,000" and substituting the amount "$20,000,000" therefor; and

             (b) "Revolving Termination Date" by deleting the date "May 15, 1997" and substituting the date "October 31, 1999".

         2. Amendment of Section 7.15. Section 7.15 is hereby amended and restated as follows:

             7.15 Maximum Leverage Ratio. The Leverage Ratio at the end of each quarterly period shall not exceed the ratio set forth below for the periods set forth below:


                  Quarter Ending                        Maximum Ratio

                  December 31, 1997                          11.00
                  March 31, 1998                              6.75
                  June 30, 1998                               5.00
                  September 30, 1998                          3.00
                           and thereafter

                  For purposes of calculating the Leverage Ratio hereunder, (i) EBITDA shall include EBITDA of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA for the applicable period of any business acquired by the Company; and (ii) Indebtedness shall include Indebtedness of the Company and its Subsidiaries.

         3. Amendment of Section 7.16. Section 7.16 is hereby amended and restated as follows:

                  7.16 Minimum Interest Coverage Ratio. The Minimum Interest Coverage Ratio for each fiscal quarter shall not be less than the ratio set forth below at the end of each fiscal quarter for the periods set forth below:

                  Quarter Ending                              Maximum Ratio

                  December 31, 1997                           1.20
                  March 31, 1998                              1.90
                  June 30, 1998                               2.30
                  September 30, 1998                          3.00
                           and thereafter

                  For  purposes of  calculating  the Minimum  Interest  Coverage
         Ratio hereunder, EBITDA and cash interest expense shall include, respectively, EBITDA and cash interest expense of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA and incremental projected cash interest expense, if any, with respect to the acquisition of any business acquired by the Company during the two fiscal quarters prior to the date of calculation of the Minimum Interest Coverage Ratio.

B.       REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Bank that:

         1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

         2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT

         This Amendment will become effective as of October __, 1997 provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

         1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the borrowing herein provided for and the execution, delivery and performance of the Credit Agreement as hereby amended.

         2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

         3. Executed counterparts of this Amendment.

         4. Payment of an amendment fee in the amount of $25,000.

         5. A copy of the executed asset purchase agreement among the Company, General Computer Corporation, The Stockton Group, Inc. and James S. Smith for a total consideration of $13,000,000 (the "Asset Purchase").

         6. Evidence that all conditions to the closing of the Asset Purchase have occurred and all documents and agreements required thereby have been executed and delivered.

D.       MISCELLANEOUS

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                        MEDE AMERICA CORPORATION

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


ACKNOWLEDGED AND AGREED:


WELSH, CARSON, ANDERSON & STOWE V, L.P.

By:  WCAS V PARTNERS
     Its General Partner

     By:
        -----------------------------------
        Its General Partner

WELCH, CARSON, ANDERSON & STOWE VI, L.P.

By:  WCAS VI PARTNERS
     Its General Partner

     By:
        -----------------------------------
        Its General Partner

WILLIAM BLAIR LEVERAGED CAPITAL FUND
LIMITED PARTNERSHIP

By:  WILLIAM BLAIR LEVERAGED CAPITAL
     MANAGEMENT, L.P.

     By:  WILLIAM BLAIR & COMPANY,
          General Partner

          By:
             ------------------------------

WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

     By:  WILLIAM BLAIR CAPITAL PARTNERS, LLC,
          General Partner

          By:
             ------------------------------

                      FOURTH AMENDMENT TO CREDIT


         This Amendment, dated as of December 29, 1997 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1995, as amended (the "Credit Agreement"), pursuant to which the Bank extended a revolving credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

         The Guarantors have requested that the Bank agree to a redistribution of the guarantee amount within the respective funds currently providing the Guaranty. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENTS

         Amendment of Section 1.01. Section 1.01 is hereby amended by amending and restating the definition of "Guarantor's Support Percentage" as follows:

                  "Guarantor's Support Percentage" shall mean (i) with respect to WCAS V, 0%, (ii) with respect to WCAS VI, 80%, (iii) with respect to WB Leveraged Capital, 1.6%, and (iv) with respect to WB Capital Partners, 18.4%.

B.       REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Bank that:

         1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

         2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made, except as otherwise previously disclosed to the Bank, on and as of said date;

         3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT

         This Amendment will become effective as of December 29, 1997 provided that the Bank shall have received in form and substance satisfactory to the Bank executed counterparts of this Amendment.

D.       MISCELLANEOUS

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

                                           MEDE AMERICA CORPORATION


                                           By:
                                               ---------------------------------
                                           Title:
                                                 -------------------------------

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION

                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

ACKNOWLEDGED AND AGREED:


WELSH, CARSON, ANDERSON & STOWE V, L.P.

By:      WCAS V PARTNERS
         General Partner

         By:
            ----------------------------------------
            General Partner

WELSH, CARSON, ANDERSON & STOWE VI, L.P.

By:      WCAS VI PARTNERS
         General Partner

         By:
            ----------------------------------------
            General Partner

WILLIAM BLAIR LEVERAGED CAPITAL FUND
LIMITED PARTNERSHIP

By:      WILLIAM BLAIR LEVERAGED CAPITAL
         MANAGEMENT, L.P.

         By:      WILLIAM BLAIR & COMPANY,
                  General Partner

                  By:
                     -------------------------------

WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

         By:      WILLIAM BLAIR CAPITAL PARTNERS, LLC,
                  General Partner

                  By:
                     -------------------------------


                                      -3-